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                                  EXHIBIT 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350

In connection with the Form 10-Q (the "Report") of Anthony & Sylvan Pools Corporation (the "Company") for the period ended June 30, 2003, I, William J. Evanson, certify that:

    (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 14, 2003




                                        ANTHONY & SYLVAN POOLS CORPORATION


                                        By: /s/ William J. Evanson
                                            ------------------------------------
                                            William J. Evanson,
                                            Executive Vice President and Chief
                                            Financial Officer